                                                                   Exhibit 99.1

                                 [SCHULER LOGO]


                             Investor Presentation
                                   March 2001

Presentation Team                                                 [SCHULER LOGO]
--------------------------------------------------------------------------------
                                JAMES K. SCHULER
                            Co-Chairman, President,
                            Chief Executive Officer


                                EUGENE ROSENFELD
                                  Co-Chairman


                                CRAIG MANCHESTER
                           Executive Vice President,
                            Chief Operating Officer


                                  PAMELA JONES
                           Executive Vice President,
                            Chief Investment Officer


                                THOMAS CONNELLY
                             Senior Vice President,
                            Chief Financial Officer

OVERVIEW
--------------------------------------------------------------------------------

o    Introduction -- The New Schuler Homes, Inc.

o    Superior Operating Performance led by Experienced Management Team

o    Strategic Initiatives

o    Financial Highlights; Proven History of Growth

Schuler Homes Inc.
--------------------------------------------------------------------------------

     THE EXECUTIVE MANAGEMENT TEAM IS HERE TO PRESENT THE NEW SCHULER HOMES, INC., WHICH NOW RANKS AMONG THE TOP 15 BUILDERS IN THE NATION

o    Closing on Western Pacific merger scheduled for the first week of April
     2001

o    Integration of operations and corporate functions are well underway

o    Retaining experienced management team


NOTE: All financial information reflect the combined proforma operations of Schuler Homes, Inc. and Western Pacific Housing

The New Schuler Homes, Inc.
--------------------------------------------------------------------------------

o Well diversified Western homebuilder specializing in entry level and first time move-up buyers

o    Deep and experienced corporate and divisional management team

o    Operations in CA, CO, WA, HI, OR, AZ

     o    Top 5 builder in some of the best markets in the country

     o    Arizona division start-up underway

o    California presence in all suburban markets

     o Will comprise over 50% of closings and over 60% of revenues for fiscal year ending March 31, 2001

o Careful land acquisition strategy and controls leading to superior land positions and providing basis for future profitability and growth

o    Over 29,000 lots controlled; 51% under option

Schuler Homes, Inc. - A Leading, Top Tier Builder
--------------------------------------------------------------------------------

PROFORMA RESULTS FOR LTM CLEARLY RANKS SCHULER HOMES AMONGST THE TOP TIER REGIONAL AND NATIONAL BUILDERS

  RANK COMPANY                           LTM HOMEBLDG           LTM CLOSING
(BY REV)                             REVENUE (IN MILLIONS)
  1    Lennar Corporation                   $4,390                18,578
  2    Centex Corporation                    4,158                18,987
  3    Pulte Corporation                     3,997                28,564
  4    KB Home                               3,847                22,218
  5    D.R. Horton, Inc.                     3,475                19,290
  6    NVR Inc.                              2,149                 9,657
  7    Del Webb Corp.                        1,910                 8,220
  8    The Ryland Group, Inc.                1,868                 9,625
  9    Toll Brothers                         1,814                 3,945
  10   MDC Holdings                          1,645                 7,390
  11   Hovnanian Enterprises                 1,588                 4,230
  12   Beazer Homes USA, Inc.                1,486                 7,770
  13   Standard Pacific Corp.                1,318                 3,554
---------------------------------------------------------------------------
  14   SCHULER HOMES, INC.(2)                1,300                 4,650
---------------------------------------------------------------------------
  15   M/I Schottenstein Homes, Inc.           896                 4,015

RANK   COMPANY                           EQUITY MARKET CAP(1)
                                             (IN MILLIONS)
  1    Centex Corporation                        2,356
  2    Lennar Corporation                        2,274
  3    Pulte Corporation                         1,392
  4    NVR Inc.                                  1,362
  5    D.R. Horton, Inc.                         1,302
  6    Toll Brothers                             1,293
  7    KB Home                                   1,160
  8    MDC Holdings                                793
  9    Standard Pacific Corp.                      659
  10   Del Webb Corp.                              505
  11   The Ryland Group, Inc.                      498
---------------------------------------------------------
  12   SCHULER HOMES, INC. (3)                     453
---------------------------------------------------------
  13   Beazer Homes USA, Inc.                      323
  14   Hovnanian Enterprises                       257
  15   M/I Schottenstein Homes, Inc.               216

(1) Market Cap as of March 19, 2001

(2) Estimated for year ending March 31, 2001

(3) Reflects 40.3 million shares outstanding

Organizational Structure
--------------------------------------------------------------------------------

    DEEP AND EXPERIENCED MANAGEMENT TEAM WITH CRITICAL LOCAL MARKET KNOWLEDGE

CHART REPRESENTING ORGANIZATIONAL STRUCTURE:

--------------------------------------------------------------------------------
                            SCHULER HOMES, INC.

         James K. Schuler, Co-Chairman, President, Chief Executive Officer

                        Eugene Rosenfeld, Co-Chairman

         Craig Manchester, Executive Vice President, Chief Operating Officer
          Pamela Jones, Executive Vice President, Chief Investment Officer Thomas Connelly, Senior Vice President, Chief Financial Officer
--------------------------------------------------------------------------------
               |                                                               |
--------------------------------                                               |
C. Evan Knapp, Senior Vice                                                     |
President, California Operations                                               |
--------------------------------                                               |
             |                                                                 |
--------------------------------                                               |
             |                                                                 |
             |                                                                 |
-----------------------------------------------------------------------------------------------------------------------------------
SAN DIEGO       OC/          LA/         BAY AREA     NORTH BAY/      EAST    |   ARIZONA      COLORADO      HAWAII     WASHINGTON/
              INLAND       VENTURA                    SACRAMENTO      BAY     |                                           OREGON
              EMPIRE                                                          |
                                                                              |
Lance         Chris        John           Ed           Mark          Michael  |   Rob           David        Michael     Matt
Waite         Chambers     Stanek         Galigher     Downie        McKissick|   Cross         Oyler        Jones       Farris
PRESIDENT     PRESIDENT    PRESIDENT      PRESIDENT    PRESIDENT     PRESIDENT|   PRESIDENT     PRESIDENT    PRESIDENT   PRESIDENT
-----------------------------------------------------------------------------------------------------------------------------------

The New Schuler Homes, Inc.
--------------------------------------------------------------------------------

o    Strong financial statistics (AS OF MARCH 31, 2001)

     o    3-year historical revenue growth of 32% annually on a combined basis

     o Anticipate over 4,650 closings and approximately $ 1.3 billion in revenues for March 2001 fiscal year; EBITDA over $200 million

     o Estimated combined net income in excess of $75 million before long-term Hawai'i land writedown taken in September 2000

     o    Among the highest operating margins in the industry

     o Anticipated backlog of approximately 1,550 homes with a value of over $430 million

o Current business plan objectives for fiscal 2002 include over 5,300 closings, $1.5 billion in revenues, and in excess of $86 million in net income

Superior Operating Performance
--------------------------------------------------------------------------------

o    Corporate focus on achieving high margins

o    Land acquisition strategies

o    Use of technology to improve operating performance

o    Open in 85 new home communities at March 2001 compared to 72 at March 2000

o Anticipate a further increase in new home communities open at March 2002 to a total of approximately 95 to 100

Superior Operating Performance - Pre-tax Margins
--------------------------------------------------------------------------------

                            HOMEBUILDING       PRE-TAX           PRE-TAX
                              REVENUE          EARNINGS           MARGIN

                                  ($ MILLIONS)
                                14TH            10TH               5TH
Schuler Homes (1)              $1,300           $125               9.6%

Lennar                         $4,390           $329               7.5%
Centex                         $4,158           $262               6.3%
Pulte                          $3,997           $324               8.1%
KB Home                        $3,847           $242               6.3%
D.R. Horton                    $3,475           $288               8.3%
NVR                            $2,149           $223              10.4%
Del Webb                       $1,910           $107               5.6%
Ryland                         $1,868            $80               4.3%
Toll Brothers                  $1,814           $230              12.7%
MDC Holdings                   $1,645           $184              11.2%
Hovnanian Enterprises          $1,588            $56               3.5%
Beazer Homes                   $1,486            $68               4.6%
Standard Pacific               $1,318           $148              11.2%

(1) Estimated as of March 31, 2001

Note: Amounts for other public builders are as reported for the last 12 month period

Superior Operating Performance - EBITDA Margin
--------------------------------------------------------------------------------

                            HOMEBUILDING                          EBITDA
                               REVENUE         EBITDA             MARGIN

                                  ($ MILLIONS)
                                14TH            9TH            - - 2ND - -
Schuler Homes (1)              $1,300           $200              15.4%

Lennar                         $4,390           $452              10.3%
Centex                         $4,158           $390               9.4%
Pulte                          $3,997           $368               9.2%
KB Home                        $3,847           $358               9.3%
D.R. Horton                    $3,475           $386              11.1%
NVR                            $2,149           $254              11.8%
Del Webb                       $1,910           $195              10.2%
Ryland                         $1,868           $146               7.8%
Toll Brothers                  $1,814           $287              15.8%
MDC Holdings                   $1,645           $243              14.8%
Hovnanian Enterprises          $1,588           $116               7.3%
Beazer Homes                   $1,486           $103               6.9%
Standard Pacific               $1,318           $198              15.0%

(1) Estimated as of March 31, 2001

Note: Amounts for other public builders are as reported for the last 12 month period

Superior Operating Performance - Land
Acquisition Strategies
--------------------------------------------------------------------------------

o    Strict investment criteria; only purchase entitled property

o Decentralized operations provide the ability to leverage our strong local expertise with the support of a strong balance sheet

o All land acquisitions require corporate review and executive management approval

o Creative acquisition strategies, including entitlement efforts while land is under option

o Use of option contracts to: control entitlement land, reduce leverage, reduce carrying costs

o During fiscal year 2001, over 7,600 building lots were identified and put under contract

Superior Operating Performance - Land Position
--------------------------------------------------------------------------------

USE OF OPTION CONTRACTS TO CONTROL FUTURE LAND POSITIONS AND SUPPORT GROWTH FOR THE FUTURE WHILE MINIMIZING INVESTMENT


                                  LAND POSITION


                     at March 2000           13,600            13,000           26,600
                     at March 2001 (est)     14,400            15,200           29,600

                                           OWNED LOTS      LOTS UNDER OPTION

Superior Operating Performance -
Use of Technology to improve operating performance
--------------------------------------------------------------------------------

o    Management Information System

o    Customer service and relations

o    Production tracking system

o    Web site/Marketing

Strategic Initiatives
--------------------------------------------------------------------------------

o    Continued growth in existing markets

o    Improve asset performance

o    Increase profits through mortgage and escrow services

o    Expand use of technology to improve operating performance

o    Lower the cost of capital subsequent to merger

o    Retain and cultivate strong management team

o    Enhance shareholder value

Strategic Initiatives -
Continued Growth in Existing Markets
--------------------------------------------------------------------------------

LEADING POSITIONS IN TOP WESTERN US HOMEBUILDING MARKETS

                              % of
                              Total                Est.
                            Revenues               Lots
                           projected              Under
                            for FYE              Control              Years
                            3/31/02             @ 3/31/01             Supply
No. California                32.3%               9,300                 5.5
So. California                30.8%               7,700                 4.9
Colorado                      19.3%               7,300                 4.6
Washington                     6.6%               1,000                 2.2
Hawaii *                       5.0%               2,700                 4.1
Phoenix                        3.5%               1,300                 4.0
Oregon                         2.5%                 300                 1.6
                         ----------          ----------

TOTAL                        100.0%              29,600

*Includes parcels held for future development or possible disposition

Strategic Initiatives -
Improve Asset Performance
--------------------------------------------------------------------------------

o    Improved inventory turnover

o    Reduce long-term land positions

o    Higher return on investment criteria for land acquisitions

o    Cost reduction through national purchasing power

o    Stringent cost controls and budgeting

Strategic Initiatives -
Enhance Shareholder Value
--------------------------------------------------------------------------------

o    Anticipated earnings growth

o    Reduce cost of capital

o    Increase daily trading volume

o    Access capital markets for debt and equity as opportunities arise

o    Expand Investor Relations program

Financial Highlights
--------------------------------------------------------------------------------

o    Impressive history of growth

o    Attention to bottom line results

o Attention to industry measurements - Company margins are among leaders in industry

o    Balance sheet strengthens through retained earnings and debt reduction

Financial Highlights and Proven History of Growth -
Impressive Revenue Strength
--------------------------------------------------------------------------------

CLOSINGS INCREASE THROUGH EXISTING DIVISIONS

                               TOTAL HOME CLOSINGS

                         CAGR = 17%

                             1999            3,391
                             2000            4,390
                             2001 (EST)      4,650
                             2002 (PROJ)     5,300

                              YEAR ENDING MARCH 31,

Financial Highlights and Proven History of Growth -
Impressive Revenue Strength
--------------------------------------------------------------------------------

REVENUES ($ MILLIONS) INCREASE THROUGH EXISTING DIVISIONS

                           TOTAL HOMEBUILDING REVENUE

                         CAGR = 32%

                             1999             $747
                             2000           $1,107
                             2001 (est)     $1,300
                             2002 (proj)    $1,500

                              YEAR ENDING MARCH 31,

Financial Highlights and Proven History of
Growth - Attention to Bottom Line Results
--------------------------------------------------------------------------------

PRE-TAX EARNINGS

                        PRE -TAX EARNINGS, IN $ MILLIONS

                             1999               45
                             2000               92
                             2001* (est.)      125
                             2002 (proj)       143

                              YEAR ENDING MARCH 31,


* Based on current estimates and prior to non-cash inventory impairment charge

Financial Highlights and Proven History of
Growth - Sales Backlog
--------------------------------------------------------------------------------

BACKLOG POSITION DEMONSTRATES CONTINUED MARKET STRENGTH AND PROVIDES FOUNDATION FOR NEXT FISCAL PERIOD

                       SALES BACKLOG, $ VALUE IN MILLIONS

                             1999             $292
                             2000             $389
                             2001 (Est.)      $430

                              YEAR ENDING MARCH 31,


2001 backlog information estimated for year ending March 31, 2001

Financial Highlights -
Capital Structure
--------------------------------------------------------------------------------

                                                                        PROJECTED AS OF
                                                                         MARCH 31, 2001

          Real Estate Inventory                                              $900.0
                                 ($ MILLIONS)
          HOMEBUILDING DEBT:
              Senior Credit Facility                                          275.0
              Senior Notes                                                    132.0
              Subordinated Convertible Debentures                              58.0
              Project Loans and Other Debt                                     62.0
                                                                             ------
              Total Homebuilding Debt                                         527.0


          Stockholders' Equity                                                380.0
                                                                             ------
          Total Capitalization                                                907.0
                                                                             ======


          DEBT TO TOTAL CAPITALIZATION                                           58%
          TARGET DEBT TO TOTAL CAPITALIZATION                                 50-55%

          COMMON SHARES OUTSTANDING (IN MILLIONS) - PRIMARY                    40.3
                                                  - DILUTED*                   43.5


* Diluted shares include an additional 3.2 million shares as a result of:

Convertible Debentures (CONVERT AT $21.83) - approx 2.6M shares
Stock options                              - approx .6M shares

Strategic Initiatives - Lower Cost of Capital will
Improve Earnings
--------------------------------------------------------------------------------

o FISCAL 2001 PROFORMA COMBINED FINANCING COSTS FOR SCHULER HOMES ESTIMATED TO BE 5.3% OF REVENUES DUE TO WESTERN PACIFIC'S HIGHER COST OF CAPITAL

o AS COST OF CAPITAL IS REDUCED, PRE-TAX MARGINS WILL BENEFIT

o INTEREST MARGIN AVERAGES 2.6% OF REVENUES FOR OTHER MID TO LARGE CAP BUILDERS



        POTENTIAL EXISTS TO REDUCE FINANCING COSTS BY 2 - 3 % OF REVENUES

Strategic Initiatives - Lower Cost of Capital through
Improved Capital Structure
--------------------------------------------------------------------------------

CAPITAL STRUCTURE IMPROVES THROUGH LEVERAGE REDUCTION AND LENGTHENING TERM OF
DEBT

                                CAPITAL STRUCTURE
                              MARCH 31, 2001 (EST.)

           Revolving Credit Facility                   30%
           Long Term Debt                              21%
           Other Debt                                   6%
           Equity (including Minority Interest)        43%


                      Equity (including Minority Interest)


                            TARGET CAPITAL STRUCTURE
                                 MARCH 31, 2002
                    ASSUMES $150M HIGH YIELD DEBT TRANSACTION

           Revolving Credit Facility                   19%
           Long Term Debt                              32%
           Equity (including Minority Interest)        49%


                      Equity (including Minority Interest)

Schuler Homes Inc.
--------------------------------------------------------------------------------

                                 [SCHULER LOGO]

o    Leading Builder in strong Western markets

o    Experienced management team with local market expertise

o    Land acquisition strategies achieve superior operating performance

o Lower cost of capital and reduced leverage will improve profitability and quality of earnings

o    Commitment to enhance shareholder value

Forward Looking Statements
--------------------------------------------------------------------------------

Certain statements in this presentation may be "forward-looking statements" as defined by the Private Securities Litigation Reform Act of 1995. Such statements involve risks, uncertainties and other factors that may cause actual results to differ materially from those which are anticipated. Such factors include, but are not limited to, changes in general economic conditions, the market for homes generally and in areas where the company has developments, the availability and cost of land suitable for residential development, materials prices, labor costs, interest rates, consumer confidence, competition, environmental factors and government regulations affecting the Company's operations. In connection with their merger, Schuler Homes and Western Pacific have filed a Form S-4 Registration Statement with the Securities and Exchange Commission, and a Joint Proxy Statement/Prospectus which is included in that Registration Statement. Please refer to the Company's Annual Report on Form 10-K for the year ended December 31, 1999 and this Form S-4 Registration Statement and Joint Proxy Statement/Prospectus for further discussion of these and other risks and uncertainties applicable to the Company's business.